SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: October 28, 2004

THE KUSHNER-LOCKE COMPANY

(Exact name of registrant as specified in its charter)

California	0-17295	95-4079057
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

280 South Beverly Drive, Suite 205, Beverly Hills, California	90212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 275-7505

8671 Wilshire Blvd., Suite 714, Beverly Hills, CA 90211
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4
Exhibit 99.5
Exhibit 99.6
Exhibit 99.7
Exhibit 99.8
Exhibit 99.9
Exhibit 99.10
Exhibit 99.11
Exhibit 99.12
Exhibit 99.13
Exhibit 99.14
Exhibit 99.15
Exhibit 99.16
Exhibit 99.17
Exhibit 99.18
Exhibit 99.19
Exhibit 99.20

Item 8.01. Other Events.

     As previously disclosed in its Current Report on Form 8-K filed on November 21, 2001, and the Registrant’s Form 12b-25 filed on January 2, 2002, The Kushner-Locke Company, a California corporation (the “Registrant”), and certain of its wholly-owned subsidiaries (collectively, the “Debtors”), filed on November 21, 2001, voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. The Debtors’ Chapter 11 cases are currently pending before the United States Bankruptcy Court for the Central District of California, Los Angeles Division (the “Bankruptcy Court”) and are being jointly administered under Case No. LA-01-44828-SB.

     The Registrant’s unaudited monthly operating reports and monthly interim statements required by the Bankruptcy Court for the months of November and December 2003, and for the months of January, February, March, April, May, June, July and August 2004 are provided in this Current Report on Form 8-K. Each of these operating reports and interim statements has been duly filed by the Registrant with the Bankruptcy Court.

     THE OPERATING REPORTS AND THE INTERIM STATEMENTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION OR ADJUSTMENTS. THE OPERATING REPORTS AND INTERIM STATEMENTS MAY ALSO CONTAIN INFORMATION FOR PERIODS THAT ARE SHORTER OR OTHERWISE DIFFERENT FROM THOSE CONTAINED IN THE REGISTRANT’S REPORTS REQUIRED TO BE MADE PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     THE REGISTRANT MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER AS TO ANY OF THE INFORMATION CONTAINED IN THE OPERATING REPORTS OR THE INTERIM STATEMENTS. FOR THESE REASONS, THE REGISTRANT CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE OPERATING REPORTS OR THE INTERIM STATEMENTS. THE OPERATING REPORTS AND INTERIM STATEMENTS ARE BEING PROVIDED SOLELY FOR INFORMATION PURPOSES; THEY WERE NOT PREPARED FOR THE PURPOSE OF PROVIDING THE BASIS FOR AN INVESTMENT DECISION RELATING TO THE SECURITIES OF THE REGISTRANT.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit 99.1. Monthly Operating Report of The Kushner-Locke Company (the “Registrant”) for the calendar month from November 1, 2003 to November 30, 2003.

Exhibit 99.2. Monthly Interim Statement of the Registrant for the calendar month from November 1, 2003 to November 30, 2003.

Exhibit 99.3. Monthly Operating Report of the Registrant for the calendar month from December 1, 2003 to December 31, 2003.

Exhibit 99.4. Monthly Interim Statement of the Registrant for the calendar month from December 1, 2003 to December 31, 2003.

Exhibit 99.5. Monthly Operating Report of the Registrant for the calendar month from January 1, 2004 to January 31, 2004.

Exhibit 99.6. Monthly Interim Statement of the Registrant for the calendar month from January 1, 2004 to January 31, 2004.

Exhibit 99.7. Monthly Operating Report of the Registrant for the calendar month from February 1, 2004 to February 29, 2004.

Exhibit 99.8. Monthly Interim Statement of the Registrant for the calendar month from February 1, 2004 to February 29, 2004.

Exhibit 99.9. Monthly Operating Report of the Registrant for the calendar month from March 1, 2004 to March 31, 2004.

Exhibit 99.10. Monthly Interim Statement of the Registrant for the calendar month from March 1, 2004 to March 31, 2004.

Exhibit 99.11. Monthly Operating Report of the Registrant for the calendar month from April 1, 2004 to April 30, 2004.

Exhibit 99.12. Monthly Interim Statement of the Registrant for the calendar month from April 1, 2004 to April 30, 2004.

Exhibit 99.13. Monthly Operating Report of the Registrant for the calendar month from May 1, 2004 to May 31, 2004.

Exhibit 99.14. Monthly Interim Statement of the Registrant for the calendar month from May 1, 2004 to May 31, 2004.

Exhibit 99.15. Monthly Operating Report of the Registrant for the calendar month from June 1, 2004 to June 30, 2004.

Exhibit 99.16. Monthly Interim Statement of the Registrant for the calendar month from June 1, 2004 to June 30, 2004.

Exhibit 99.17. Monthly Operating Report of the Registrant for the calendar month from July 1, 2004 to July 31, 2004.

Exhibit 99.18. Monthly Interim Statement of the Registrant for the calendar month from July 1, 2004 to July 31, 2004.

Exhibit 99.19. Monthly Operating Report of the Registrant for the calendar month from August 1, 2004 to August 31, 2004.

Exhibit 99.20. Monthly Interim Statement of the Registrant for the calendar month from August 1, 2004 to August 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2004	THE KUSHNER-LOCKE COMPANY

	By:	/s/ Alice P. Neuhauser

Alice P. Neuhauser
Responsible Officer